KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391 KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity. Independent Accountants’ Report on Applying Agreed-Upon Procedures Triton Container International Limited (the “Company”) RBC Capital Markets, LLC (together, the “Specified Parties”) Re: Triton Container Finance VIII LLC, Series 2021-1 – Data File Procedures We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TCF8 2021-1 Unit Detail Listing 12.31.20 - RBCv2.xlsx” (the “Data File”), provided to us on February 1, 2021, containing certain information related to 491,540 containers (the “Containers”) as of December 31, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Triton Container Finance VIII LLC, Series 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings: ● The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold. ● The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold. ● The term “materiality threshold” means that Manufacture Date was within 31 days, Contract Expiration Date was within one day, and differences related to Box Price and Net Book Value were within 3.0%. ● The term “Sources” means the following information provided by the Company: Invoices, Purchase Contracts (including any exhibits thereto), Certificates of Final Inspection, Acceptance Certificates, screenshots from the Company’s fleet management system, a schedule listing the depreciation life and residual value by Equipment Type (the “Depreciation Schedule”), and Lease Agreements (Lease Contracts, Lease Addendums, and/or Lease Agreement Amendments). We were instructed by the Company to perform the following agreed-upon procedures on the Containers in the Data File. Exhibit 99.1

2 A. The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers we were instructed to randomly select from the Data File. B. For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed. Attributes Sources / Instructions Birthmark Invoice, Purchase Contract Box Price Invoice, Purchase Contract For Sample Containers #6 and #20, which were refrigerated containers, recompute the Box Price as the sum of the container unit price and machinery unit price (stated in the respective Invoice). Net Book Value (“NBV”) Recompute the NBV using the straight-line depreciation method based on the OEC and Manufacture Date (stated in the Data File) and the Depreciation Schedule. Manufacture Date Recompute as the 1st day of the calendar month of the manufacture date listed in the Acceptance Certificate, the date of production listed in the Purchase Contract, the date of the Acceptance Certificate, the date of the Certificate of Final Inspection. Age in Years Recompute as the number of days from and including the Manufacture Date stated in the Data File to and including the Cutoff Date divided by 365. Equipment Type Invoice, Purchase Contract, using the acceptable abbreviations of Equipment Types provided by the Company listed in Exhibit B. Lessee’s Name Lease Agreement Contract Type Lease Agreement Consider the Contract Type to be “LTL” (long-term lease) if the Lease Agreement did not include a bargain purchase option and required an on-hire term of greater than one year. Rental Rate and DPP Daily Rate Lease Agreement Compare the sum of the Rental Rate and DPP Daily Rate stated in the Data File to the lease rate stated in the Lease Agreement. Contract Expiration Date Lease Agreement

3 Attributes Sources / Instructions If the Lease Agreement required an on-hire term based on the Container’s delivery date, recompute the Contract Expiration Date by adding such on-hire term to the last day of the build-up period stated in the Lease Agreement. If the Contract Expiration Date stated in the Lease Agreement or recomputed using the Lease Agreement is before the Cutoff Date, consider the information to be in agreement if the Contract Expiration Date in the Data File is equal to the Cutoff Date. For Sample Container #11, the Lease Agreement stated the Contract Expiration Date to be 14 years after the last day of the build-up period but allowed the containers to be returned earlier subject to an additional transaction fee applicable to each year of the early return. The Company informed us that they assessed the likelihood of the early return based on the level of the applicable additional transaction fee and determined that year 8 would be the earliest time an early return would be likely. The Company instructed us to compare the Contract Expiration Date stated in the Data File to the last day of the build-up period stated in the Lease Agreement plus 8 years. C. For each Sample Container, we observed a “Gate Out” status in the Company’s fleet management system, or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement. There were no conclusions that resulted from the procedures. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties. The procedures performed were applied based on the information included in the Data File, Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation. The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

4 The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur. This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation. /s/ KPMG LLP Irvine, CA February 11, 2021

Exhibit A

The Sample Containers

Sample Container Number	Birthmark	Sample Container Number	Birthmark
1	TCKU1047960	21	TLLU2664725
2	TCNU3312250	22	TCLU7541495
3	TCNU4777165	23	TCNU2479393
4	TCNU3586863	24	TCNU2520624
5	TCNU1524646	25	TCNU2525164
6	TTNU8195798	26	TRHU2349201
7	TCNU3973420	27	TCNU2666603
8	TLLU2494362	28	TCNU2960900
9	TRHU3631143	29	TLLU2150578
10	TCKU1124028	30	TLLU2424895
11	TCKU7648260	31	TLLU2430054
12	TCLU7687303	32	TCKU6040151
13	TCLU9549406	33	TCKU6615359
14	TCLU9800830	34	TCLU9750215
15	TRHU2948597	35	TCNU5648990
16	TCLU7336572	36	TCLU4601728
17	TCLU1714320	37	TCLU6069430
18	TCLU4871106	38	TRHU4074063
19	TCKU4390607	39	TCNU1872235
20	TTNU8451821	40	TLLU5942440

A-1

B-1 Exhibit B Acceptable Equipment Type Abbreviations provided by the Company Equipment Type Acceptable Description 20DC 20'X8'X8'6" ISO 1CC Dry Van Container 20'X8'X8'6" ISO Dry Cargo Container 20'X8'X8'6" Dry Cargo Container 20' x 8' x 8'6'' Steel Dry Containers 20'DV 20’ GP 40FR 40' x 8' x 8'6" Seadeck Type Folding Flatrack Container 40HC 40' X 8' X 9'6" Dry Cargo Container 40’ x 8’ x 9’6” ISO 1AAA Steel Dry Cargo 40’ x 8’ x 9’6” Steel Dry Cargo Container 40HC 40’ x 8’ x 9’6” ISO 1AAA Dry Van Container 40HR 40'HCRF 40DC 40’DV